AXA FINANCIAL, INC.

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



      In connection with the Quarterly Report on Form 10-Q for the period ended March 31, 2003 of AXA Financial, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stanley
B. Tulin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

               (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

               (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.









                                               /s/ Stanley B. Tulin
                                             --------------------------
                                               Stanley B. Tulin
                                               Vice Chairman of the Board
                                               and Chief Financial Officer

Date: May 14, 2003

[A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO AXA FINANCIAL, INC. AND WILL BE RETAINED BY AXA FINANCIAL, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST]